Gain on sale of claim	12 Months Ended
Dec. 31, 2014
Gain on sale of claim (Abstract)
Gain on sale of claim
15. Gain on sale of claim

On November 14, 2012, OSG and certain of its subsidiaries made a voluntary filing for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Partnership had three IMO II/III Chemical/Product tankers (M/T Alexandros II, M/T Aristotelis II and M/T Aris II) or (the “Vessels”), all built in 2008 by STX Offshore & Shipbuilding Co. Ltd. with long term bareboat charters to subsidiaries of OSG (“Original Charter Contracts” or “Rejected Charters”).

After discussions with OSG, the Partnership agreed to enter into new charter contracts (“New Charter Contracts”) with OSG on substantially the same terms as the Original Charter Contracts, but at a bareboat rate of $6.3 per day per vessel instead of $13.0 per day per vessel as per the Original Charter Contracts. The new charters were approved by the Bankruptcy Court on March 21, 2013 and were effective as of March 1, 2013. On the same date, the Bankruptcy Court also rejected the Original Charter Contracts as of March 1, 2013. Rejection of each charter constitutes a material breach of such charter. On May 24, 2013, the Partnership filed claims (the “Claims”) against each of the charterers and their respective guarantors for damages resulting from the rejection of each of the Original Charter Contracts, including, among other things, the difference between the reduced amount of the New Charter Contracts and the amount due under each of the Rejected Charters. The total claim amount of the three claims stood at $54,096 (“Total Claim Amount”).

The Partnership unconditionally and irrevocably sold, transferred and assigned to Deutsche Bank, 100% of its right, title, interest, claims and causes of action in and to arising in connection with all three of the claims that the vessel-owning subsidiaries have against OSG, via Assignment Agreements signed on June 25, 2013, thus releasing the Partnership from any payments or distributions of money or property in respect of the claim to be delivered or made to Deutsche Bank. In connection with the Assignment Agreements, on July 2, 2013, Deutsche Bank filed with the Bankruptcy Court six separate Evidences of Transfer of Claim, each pertaining to the Partnership's vessel-owning subsidiaries' claims against each charterer party to the original three charter agreements and each respective guarantor thereof.

On June 26, 2013 pursuant to the Assignment Agreements, the Partnership received from Deutsche Bank an amount of $32,000 as part payment for the assignment of the three claims. On December 18, 2013 the Partnership and Deutsche Bank entered into a Settlement Notice and Refund Modification Agreement according to which the maximum amount to be refunded to Deutsche Bank would be $644 which was presented under “Accrued liabilities” in the Partnership's consolidated Balance Sheets.

Consequently, the Partnership had recorded the amount of $31,356 which represents the difference between the proceeds of $32,000 the Partnership received by Deutsche Bank and the maximum amount to be refunded to Deutsche Bank of $644, as “Gain on sale of claim” in its consolidated statement of comprehensive income / (loss).  On February 19, 2014 the Partnership paid this amount to Deutsche Bank.